SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): October 1, 1999

                           NEBCO EVANS HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)



             DELAWARE                                     06-1444203
 (State or other jurisdiction   (Commission File   (IRS Employer Identification
          of incorporation)          Number)                 Number)


                               545 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830
               (Address of principal executive offices) (zip code)

                                 (203) 422-3000
            -------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

          The private placement of $205 million of 12% Senior Secured
Notes due 2006 by AmeriServe Food Distribution, Inc.'s affiliates, AmeriServe Finance Trust and AmeriServe Capital Corporation, was consummated on October 1, 1999.

          The senior secured notes were issued at a 97.706% discount from the principal amount. Interest is payable semiannually in cash in arrears on March 15 and September 15, commencing March 15, 2000.

          The senior secured notes have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial statements of businesses acquired.

               -  Not Applicable

(b)       Pro forma financial information.

               -  Not Applicable

(c)       Exhibits.

               -  None

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        AMERISERVE FOOD
                                        DISTRIBUTION, INC.


                                        By:      /s/ Kevin J. Rogan
                                                 -------------------------
                                        Name:    Kevin J. Rogan
                                        Title:   Senior Vice President,
                                                  General Counsel and Secretary

Date:  October 6, 1999